ASSET PURCHASE AGREEMENT


         This Agreement is made as of the 18th day of October, 2000 by and between Uno Restaurant, Inc, a corporation organized and existing under the laws of the Commonwealth of Massachusetts, having its principal place of business at 100 Charles Park Road, West Roxbury, MA 02132 ("Purchaser") and Uno Concepts of New Jersey, Inc, a corporation organized and existing under the laws of the State of New Jersey, having its principal place of business at 11661 San Vicente, Suite 404, Los Angeles, CA 90019 ("Seller")

                                   WITNESSETH

         WHEREAS, Seller, as a franchisee of Pizzeria Uno Corporation ("Franchisor"), operates a fuII service restaurant, including the retail sale of alcoholic beverages at 4905 Stelton Road, South Plainfield, NJ 07080 (the "Business"), and in connection therewith is the owner of certain assets utilized in the conduct of said Business, and

         WHEREAS, Seller has determined to sell the Business and divest itself of certain assets and the Leases utilized in connection with the Business, and

         WHEREAS, Purchaser desires to purchase certain of such assets and to assume and occupy the Business premises under that certain Lease made as of December 28, 1983 by and between Robert C Baker and Harvey B Oshins, as Landlord, and Steak and Ale of New Jersey, Inc, as Tenant, (the "Primary Lease") and that Sublease made as of August 18, 1986 by and between Steak and Ale of New Jersey, Inc, as Sublessor, and Seller, as Subtenant, (the "Sublease", both collectively, the "Facility Leases"), and

         WHEREAS. Purchaser and Seller have, on date even herewith, entered into an Agreement of Sale" (annexed hereto) providing for the Seller's consent to transfer to Purchaser of the Plenary Retail Consumption License ("Beverage Alcohol License") used at the Business premises (the "Licensed Premises").

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows

1. Sale of Assets Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign and deliver to Purchaser, and Purchaser agrees to purchase or assume from Seller, the following assets of the Business (all of which collectively are referred to in this Agreement as the " Assets "), as hereinafter set forth.

     A. At the option of the Purchaser, to be exercised within two (2) business days after approval of the regulatory transfer of the Beverage Alcohol License, Purchaser may purchase at the price hereinafter set forth, the saleable quantities of unopened alcoholic and nonalcoholic beverages and food products (the "Inventory") which have been paid for by Seller and are on hand at the Licensed Premises as of the Closing Date ( as defined in Clause 5, herein below). The parties shall conduct a joint physical inventory immediately prior to the Closing on the Closing Date and, upon completion, shall agree with respect to physical count of the inventory If the Purchaser fails or declines to notify Seller in writing of its intention to purchase the Inventory within the two day period set forth above, Purchaser shall be deemed to have rejected its option to purchase the Inventory. The Inventory purchased shall be valued at Seller's actual laid-in cost on a first-in- first-out basis ("Cost"), in conformity with previous inventory records furnished to Purchaser Seller will make available to Purchaser documentation reasonably necessary for Purchaser to verify Cost, including current price lists and supplier invoices, as available, of each of Seller's suppliers, such lists to be furnished to Purchaser prior to Closing.

         Purchaser will assume the obligation to pay suppliers and other vendors, at actual cost, for all alcoholic and non-alcoholic beverages and food products which, as of the date of Closing, are on order in the ordinary course of business, but not delivered or paid for, pursuant to purchase orders approved in writing by Purchaser after the execution of this Agreement

     B. Purchaser will purchase from Seller that goodwill associated with the Business which already does not accrue to the benefit of the Franchisor


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     C.  Purchaser  will  purchase  from Seller the  Seller's  right,  title and interest to leasehold improvements (the "Leasehold Improvements"), as more particularly described in Exhibit " A" appended hereto, located at or upon the Licensed Premises

     D. Seller will assign to Purchaser, all of its right, title and interest in and to the "Facility Leases" (Exhibit "B", appended hereto) at Closing and Purchaser shall agree to perform the tenant's obligations thereunder in accordance with its terms pursuant to Assignment and Assumption Agreements executed by the Landlord and Sublessor, respectively

     E. Purchaser will purchase that furniture, fixtures, equipment, telephones, computers, and other personal property (the "Persona] Property") used in connection with the Business, as is more particularly described in Exhibit "C", appended hereto; provided that such items are not property included within the Furniture Fixtures and Equipment lease annexed to Exhibit "D' hereto

     F. Purchaser shall assume those furniture, fixture and equipment leases and related service and utility contracts that Purchaser approves and agrees to assume and are in use and in force in connection with the Business as of the Closing Date and any contracts with consumers for restaurant services, (the "Leases and Contracts", as more particularly described in Exhibit "D", appended hereto) The consideration for said Leases and Contracts shall be their assumption by Purchaser and its performance of Seller's obligations in accordance with their terms.

     G. Purchaser shall purchase and Seller shall convey all of the Seller's right, title and interest in and to the trademarks, tradenames and copyrights used, licensed or owned in connection with the Business (the "Intellectual Property"), whether owned by Seller or licensed to Seller by Franchisor, as set forth on Exhibit "E", annexed hereto

     H. Sel1er shall convey all of the Seller's right, title and interest in and to the deposits and prepaids established in connection with the Business and necessary to the continuation of the Business (the "Deposits/Prepaids") as are set forth on Exhibit "F", annexed hereto. Purchaser shall purchase books and records of Seller (and other documents, certificates and instruments) pertaining specifically to the Assets, as set forth on Exhibit "G" annexed hereto, but excluding general ledgers and cash disbursement books of Seller and regulatory required original records relating to the receipt, purchase, storage and disposition of alcoholic beverages

     J. The Purchaser shall purchase and the Seller shall convey all of the Seller's right, title and interest in and to all of the licenses, permits and governmental consents (the "Licenses/Contracts") used or necessary in connection with the Business, as set forth on Exhibit "H", annexed hereto, or surrender them to the authorities for Purchaser's benefit.

     K. The Purchaser shall not purchase or assume and the Seller shall not see, transfer, assign or convey those assets used in the Business as are set forth on Exhibit "I", annexed hereto (the "Expressly Excluded Assets").

     2. Seller's Considerations. The Purchaser agrees, subject to the provisions of this Agreement, to assume certain obligations and purchase certain assets to pay to Seller the following sums, which the Seller agrees to accept as full and complete consideration for the Assets (the "Purchase Price"):

     A. The sum of $35,000 upon the mutual execution of this Agreement, which shall be held in Seller's attorney's trust account pending Closing:

     B. At Closing: the $35,000 held in escrow, plus a sum equal to the value of the Inventory, if purchased, plus the sum of $665,000.00, less such amounts as may be held in a "Closing Escrow," as set forth in Clause 6H below and less such sums disbursed at or prior to Closing by Purchaser, with Seller's or Seller's counsel's written approval, to satisfy creditors of Seller.

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

     3. Purchaser shall have no obligation to employ or retain any employee of Seller, and it is expressly agreed that Purchaser does not hereby, and shall not assume any obligations whatsoever which in any manner relates to Seller's employees, including without limitation, obligations with respect to employee compensation, accured vacation pay, retirement, pension and benefit plans, compensation or incentive programs, continuation or severance pay programs, labor agreements, collective bargaining agreements, employment contracts, union pension withdrawal liability , or any other obligations of whatsoever kind or nature related to Seller's labor force, its employees, agents, or any labor organization doing business or affiliated in any manner with Seller Purchaser acknowledges that it has been provided a list of the current employees of the Business and that it will notify Seller in writing in the event, that prior to Closing or for thirty (30) days thereafter, it offers new employment to any of said employees Seller agrees to hold harmless and indemnify Purchaser for any and all liability, costs, expenses or damages including reasonable court costs and attorneys fees incurred by Purchaser arising out of any monies due or to become due to Seller's employees as a result of their employment by Seller prior to Closing and any termination thereof, to any labor organization or governmental unit or others as a result of the sale herein, the cessation of Seller's business operations in New Jersey or elsewhere, or Seller's termination of such employee's employment and employee benefits, irrespective of whether such employees are hired by Purchaser Seller assumes no liability for Purchaser's hiring of Seller's employees subsequent to the Closing, where such liability arises solely as a result of Purchaser's hiring of such employees or as a result of such employment

4.   Actions Prior to Closing

     A. Purchaser agrees that promptly after execution of this Agreement, it will make application to the issuing authority for the transfer of the Beverage Alcohol License Purchaser will use its best efforts to secure said License as quickly and as reasonably practicable and, in connection therewith, will comply with and carry out any and all of the requirements, demands, requests, rules, and regulations of the local issuing authority and State Division of Alcoholic Beverage Control, so as to expedite the approval of such application and transfer of said License to Purchaser

     B. Seller covenants and agrees that it shall provide Purchaser with any and all cooperation and assistance reasonably requested by Purchaser in connection with the application for the Beverage Alcohol License and any other Licenses/Consents.

     C. Seller covenants and agrees that it and its principals will continue until the Closing to conduct the Business in the same manner as heretofore conducted and will not hire any new or additional employees (excepted as may otherwise be expressly agreed between Seller and Purchaser) or fail to fully compensate employees for all pay (vacation or other benefits) due, and, without limiting the generality of the foregoing will continue in force and effect and, as applicable, renew, the existing Beverage Alcohol License and all other Licenses/Consents; will perform all contracts in relation to the Business which by their terms require performance by Seller; will not remove or sell, or cause to be removed or sold, any Assets of the Business, except such merchandise as may be consumed or disposed of in the regular course of the business; will not materially increase the compensation payable to any officer, director or employee of the business; and will not enter into any contract or agreement, written or oral, in relation to the Business potentially binding Purchaser after the transfer of the Business to it, except normal and ordinary commitments for the purchase of merchandise and supplies, unless otherwise expressly approved in writing by Purchaser.

     D. Seller shall make available for inspection by Purchaser the books and records of the Business (including, without limitation, payroll records, tax returns, insurance policies, equipment and service contracts) upon reasonable notice during normal business hours.

     E. Seller shall provide to Purchaser a) the Landlord's and Sublessor's written consents to the Purchaser as assignee of the Facility Leases (subject to Closing and execution by Seller and Purchaser of the Assignment and Assumption Agreement) and b) the Landlord's and Sublessor's Estoppel Certificates in favor of Purchaser Seller shall use its best efforts to provide to Purchaser a Subordination, Non-disturbance and Attornment Agreement with any lender financing the Landlord All such instruments shall be in a form satisfactory to Purchaser's counsel.

     F. The Seller shall prepare and execute under oath or affirmation a list of all creditors and tender the same to Purchaser's counsel and, with the assistance of Purchaser's counsel, shall in all respects comply with the Bulk Transfer provisions of New Jersey law relating to creditors. Seller shall be responsible to satisfy any Bulk Transfer obligations to the New Jersey Division of Taxation.

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     5.  Closing.  The  Closing of the  transactions  contemplated  hereby  (the
"Closing") will take place at the offices of Buchman & O'Brien, LLP, 510 Thornall Street, Suite 200, Edison, New Jersey 08837, on a date, and time, as soon as is possible within two (2) weeks after the local issuing authority notifies Purchaser that the transfer to it of the Beverage Alcohol License has been approved and the obligations under the Bulk Transfer provisions of New Jersey law have been satisfied The date of Closing is herein referred to as the "Closing Date" Except as may otherwise be provided herein, all of the transactions contemplated by this Agreement will occur at the Closing and will be deemed to have occurred simultaneously, and no such transaction will be effective until all such transactions have been completed.

     6.  Action  To Be  Taken  At  Closing  Subject  to the  provisions  of this
Agreement, and in reliance upon the mutual representations, warranties, agreements and undertakings of Seller and Purchaser; the following shall take place at Closing:

          A. Subject to amounts placed in "Closing Escrow", as described below, Purchaser shall pay any portion of the Purchase Price payable at the Closing as provided for herein; and

          B. Seller shall execute and deliver to Purchaser such instrument or instruments of transfer conveyance and assignment as shall be necessary in the reasonable opinion of Purchaser's counsel to (i) vest in Purchaser good title to the Inventory, any Licensed Premises Leasehold Improvements, the Personal Property, the Intellectual Property, the Deposits/Prepaids, records of the Business: and (ii) duly and validly assign to the Purchaser all of the Seller's right, title and interest in and to the Facility Leases, Licenses/Consents, and any Leases and Contracts which are to be assumed by Purchaser.

          C. Purchaser shall execute and deliver to Seller such instrument or instruments as shall be reasonably necessary in the opinion of Seller and Seller's counsel to effect the assumption by Purchaser of Seller's obligations and liabilities under the Facility Leases and any Leases and Contracts to he assumed by Purchaser.

          D. Seller and Purchaser shall deliver to each other in a form reasonably satisfactory to their respective counsel, a Release(s) in favor of the other from and against any Broker's Commissions or Finder's, Agency or, if applicable under Clause 22, below, Third Party fees or claims.

          E. Purchaser shall present to Seller's counsel evidence of reflecting the payment of such taxes as may be due the State of New Jersey based solely upon the value of the Assets transferred hereunder.

          F. Both Seller and Purchaser shall execute and deliver to each other authorization to release those sums tendered by Purchaser and held in Seller's attorney's trust account, pending Closing.

          G. Seller shall deliver to Purchaser a certified copy of an executed agreement between the Seller and the Franchisor confirming the satisfaction of all franchise royalty tee obligations of' Seller and the termination or other conclusion of their franchise relationship existing in connection with the Business.

          H. Purchaser's Attorney shall hold in trust account as "Closing Escrow" such amounts a) as are equal to any remaining unpaid tax asserted by the NJ Division of Taxation as of the Closing until such time as Seller documents payment or escrow funds are used to satisfy the same; and b) in the event the Seller does not establish as of Closing, the payment of all wages and vacation pay to its employees, an amount equal to that estimated obligation, until such time as Seller documents that such payments were made.



     7. Further Assurances. From time to time, at or after the Closing, at the reasonable request of either Seller or Purchaser, and without further consideration, the other party agrees to prepare, execute and deliver at its own expense exclusive of any license and filing fee or similar expenses, which shall be paid by the party asking such request), such other instruments of conveyance, transfer, assignment, assumption or indemnification, and to take such other actions as either Seller or Purchaser may reasonably require of the other to more properly effectuate and perfect the transactions contemplated hereby.

     8.   Representations  and  Warranties  and  Covenants  of  Seller.   Seller
represents, warrants and covenants to Purchaser as follows:

          A. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has the corporate power and authority to own the Assets and to conduct the Business as is now being conducted

          B. Seller has the corporate power and authority to execute and deliver this Agreement and to carry out the terms and provisions hereof The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Seller. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable in accordance with its terms, subject to the operation of laws relating to bankruptcy and the rights of creditors generally, and the availability of equitable remedies

          C. Neither the execution nor the delivery of this Agreement, nor the performance hereof by Seller, will violate any provision of any judicial or administrative order , award, judgment or decree to which Seller is or has been a party, or conflict with its Articles of Incorporation or By-Laws, or result in the breach of any term, condition or provision of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it is bound, or to the best of its knowledge, conflict with or result in the breach of any law binding upon Seller, which violation or conflict would have a material adverse effect on the Business or would prevent Seller from consummating the transaction contemplated herein.

          D. Except for as set forth on Exhibit "I", the Assets disclosed by Seller to Purchaser in Exhibits A through H, plus Inventory, constitute all of the Assets used in connection with the Business and necessary to conduct the Business as of this date and the Closing.

          E. Except for the obligations assumed pursuant to the Facility Leases and any assumed Leases and Contracts identified on Exhibit "D" hereto, at the Closing, all of the Assets sold, transferred or otherwise conveyed by Seller to Purchaser shall be free and clear of all assessments, taxes, claims, liens and encumbrances, without limitation.

          F. At the Closing, any Leasehold Improvements or alterations to of the premises subject to the Facility Leases made by or on behalf of Seller shall conform in all material respects to all applicable building, construction, fire, zoning, sanitation and other Codes, without limitation, and the condition of the premises shall conform in all material respects to all applicable fire and sanitation codes; the Personal Property (except as expressly disclosed in Exhibit "C" hereto) shall be transferred in "as is, but good working order" condition and the third party.

          G. At the Closing, the Assets of the Seller to be sold to Purchaser have not been adversely affected in an material way as a result of any strike, lock-out, accident or other casualty or act of God or the public enemy, or any judicial, administrative or governmental proceeding Intellectual Property shall not infringe upon common law or statutory rights or claims of any judicial, administrative or governmental proceeding.

          H. Except as set forth on Exhibit" J" attached hereto, Seller has made no alteration to the premises that is the subject of the Facility Leases, nor is any other action required by the Tenant to conform the Leasehold to the requirements of the Facility Leases, as of the Closing.

          I. The Business has been and is being conducted in accordance with all Federal, State and local laws and regulations and, except as set forth on Exhibit "K" annexed hereto, there are no governmental investigations, actions or proceedings pending against the Beverage Alcohol License, the Licensed Premises, Licenses/Consents, Seller or the Business. The Beverage Alcohol License and the Licenses/Consents are in good standing and any renewal or application necessary to maintain good standing as obtained or filed.

          J. To the best of Seller's knowledge, during its tenancy under the Facility Leases, Seller has not received any notice requiring or calling attention to the need for any repairs or clean-up in order to comply with any environmental obligation, nor has it created any environmental condition or situation on said premises, Further, Seller has no knowledge of any such existing or pre-existing condition, regardless of causation.

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

          K. To the best of Seller's knowledge, except as set forth on Exhibit "L" annexed hereto, there is no third party litigation, claim or action pending against the Seller or the Assets of the Business.

          L. There are no written, oral or implied employment contracts affecting the Business

          M. Except as set forth on Exhibit "M", annexed hereto, all taxes, fees or imposts due to any authority, agency or governmental body with respect to the conduct of the Business have been paid.

          N. The list of creditors and claims tendered by Seller to Purchaser for Bulk Transfer Provisions compliance shall be true and complete in all respects, when tendered as provided hereunder.

          O. To the best of Seller's knowledge, the seven (7) page September 7, 1986 Inventory incorporated within the Furniture Fixtures and Equipment Lease annexed hereto in Exhibit "D" ("FF&E Inventory") is complete and accurate as of that date and, except for normal wear and tear and replacements due to breakage, as of the Closing the FF&E Inventory~ remains intact at the Business and is in good working condition Seller's representation and warranty contained in this Clause 80 shall not survive the Closing.

9.   Representations,   Warranties   and  Covenants  of   Purchaser.   Purchaser
     represents, warrants and covenants to Seller as follows:

          A. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the corporate power and authority to own its property and conduct its business as such business is now being conducted.

          B. Purchaser has the corporate power and authority to execute and deliver this Agreement and to carry out the terms and provisions hereof The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Purchaser. This Agreement has been duly executed and delivered by Purchaser, enforceable in accordance with its terms, subject to the operation of laws relating to bankruptcy and the rights creditors generally, and the availability of equitable remedies.

          C. Neither the execution nor the delivery of this Agreement by Purchaser nor the performance hereof by Purchaser, will violate any provision of any judicial or administrative order, award, Judgment or decree to which Purchaser is or has been a party, or conflict with its Articles of Incorporation or By-Laws, or result in the breach of any term, condition or provision of, or constitutes a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which Purchaser is a party or by which it is bound, or to the best of its knowledge, conflict with or result in the breach of any law binding upon Purchaser.

10. Conditions Precedent to Obligations of Purchaser. The Obligations of Purchaser under this Agreement are subject to the fulfillment of each of the following conditions prior to or at the Closing:

          A. The representations and warranties of Seller contained in this Agreement or in any certificate or document delivered to Purchaser pursuant thereto shall in all material respects be true on and as of the Closing Date, and Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Seller shall, at the Closing, deliver to Purchaser an officer's certificate to such effect.

     B. Purchaser shall have obtained all permits, licenses, orders, consents, and other approvals of any federal, state or local regulatory agency which may be required in order to effectuate the transactions contemplated hereby, specifically including the Beverage Alcohol License

     C. Purchaser shall have received a copy of the resolution of the Board of Directors of the Seller authorizing the Seller's execution, delivery and performance under this Agreement, certified by an officer of the Seller to be true, correct and unrevoked as of the Closing Date.

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

     D. Purchaser shall have received Landlord's and Sublessor's consents to assignment and Estoppel Certificate and Seller's executed assignment of the Facility Leases and, if applicable, have entered into a Subordination,
Non-disturbance, and Attornment Agreement with the Landlord's financing institution.

     E. Purchaser shall have received lessor's or other party's consent to the assignment and assumption of the Leases and Contracts, including, without limitation, the Furniture, Fixtures and Equipment lease between Seller and Steak and Ale of New Jersey, Inc.

     F. Seller shall have consummated compliance with the Bulk Transfer Provisions.

     G. There shall not have been any fire theft or environmental occurrence affecting the Assets of an aggregate value or cost of $l 00,000 or which will require sixty ( 60) days or more to repair, restore or otherwise satisfy by Seller

     11. Conditions Precedent to the Obligations of Seller All obligations of Seller under this Agreement are subject to the fulfillment of each of the following conditions prior to or at the Closing:

          A. The representations and warranties of Purchaser contained in this Agreement or in any certificate or document delivered to Seller pursuant thereto shall in all material respects be true on and as of the Closing Date with the same force and effect as though such representations and warranties have been made on and as of the Closing Date Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing, Purchaser shall, at the Closing, deliver to Seller an officer's certificate to such effect.

          B. Seller shall have received a copy of the resolution of the Board of Directors of Purchaser authorizing Purchaser's execution, delivery and performance of this Agreement, certified by an officer of Purchaser to be true, correct and unrevoked as of the Closing Date.

          C. Seller shall have received evidence that the local issuing authority approved the transfer of the Beverage Alcohol License to the Purchaser.

          D. As of the Closing, Purchaser shall have assumed the Furniture, Fixtures and Equipment Lease between Seller and Steak and Ale of New Jersey, Inc (the "FF&E Lease") and the Facility Leases Purchaser shall indemnify and hold Seller harmless from any and all liability, claims damages, costs or expenses relating to the FF&E Lease or the Facility Leases from and after the Closing

12.  Closing and post Closing Adjustments.

     At the Closing, adjustments to the Purchase Price will be made as follows:

     A. To the extent of any fire, theft, casualty or other loss to the Assets to be purchased or assigned, the Purchase Price as to such Assets shall be reduced, dollar for dollar, based upon the amount of any insurance recovery by Seller or, if none, then the fair market value agreed upon by the parties or an appraisal process, The appraisal process shall involve three appraisers; one selected by each party and one mutually agreed upon. The average of their appraisals shall be the fair market value The parties agree to meet to discuss the value of any loss within five business days of its occurrence and, if the value has not been agreed upon by the tenth business day after the loss, to designate all appraisers on the eleventh day Each party agrees to cooperate fully with the appointment and valuation process and instruct that the appraisers valuation report be submitted within ten business days.

     B. As applicable and pro rata to the Closing, amounts paid or due pursuant to the Facility Leases, any assumed Leases and Contracts, and any Deposits/ Prepaid.

     13. Indemnification. Seller and Purchaser will defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorney's fees), which either of them may suffer or become liable for as a result of or in connection with any breach of any covenant, representation, warranty, undertaking, obligation or agreement by the other contained in this Agreement, or any other agreement, certificate, document or instrument executed and delivered at Closing.

     Promptly after receipt by the Indemnified Party of notice of the assertion of any claim or the commencement of any action with respect to any indemnified matter, the Indemnified Party will give written notice thereof to the Indemnifying Party and will thereafter keep the Indemnifying Party reasonably informed with respect thereto, provided, that failure to give the Indemnifying Party prompt notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder except to the extent, if any, that it shall have been prejudiced thereby In case any such action is brought against any Indemnified Party, the Indemnifying Party shall be entitled to participate in ( and, if it shall wish, to assume) the defense thereof (except as to any tax matters) with counsel deemed satisfactory to the Indemnified Party If the indemnifying Party assumes the defense of any claim or litigation as provided in this Clause, the Indemnified Party shall be permitted to join in the defense of such claim or litigation, with counsel of its own selection and at its own expense, If the Indemnifying Party fails to assume the defense of any such claim within 30 days after notice of any such claim or such shorter period of time as is necessary to avoid adversely affecting the defense of such claim, the Indemnified Party against whom such claim has been made shall have the right (upon further notice to the Indemnifying Party) to undertake the defense, compromise and settlement of such claim on behalf of and for the account and risk and at the expense of the Indemnifying Party, (except as to any matter related to taxes), subject to the right of the indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof Anything in this Clause to the contrary notwithstanding, neither party shall, without the written consent of the other party:

          (i) settle or compromise such claim without including as an unconditional term thereof the giving of an unconditional release with respect to all liability under such claim, or consent to the entry of any judgment which does not include a dismissal with prejudice, of the Indemnified Party and Indemnifying Party, or

          (ii) settle or compromise any claim in any manner that may adversely affect the other party other than as a result of monetary damages or other money payments,


     C. Amounts payable by the Indemnifying Party to the indemnified party in respect of any claims under this Clause shall be payable as incurred.

     14. Taxes Seller shall be responsible for the payment of any taxes arising from the operation of the Business prior to Closing,.

     15. Bulk Sales Law The parties hereto do not waive compliance with the provisions of the Bulk Sales Law as incorporated under the Uniform Commercial Code as enacted by the State of New Jersey.

     16. Notices. Any notice, request, demand, instruction or other document to be given hereunder or pursuant hereto shall be in writing and be deemed to be given a) when personally delivered; b) if sent by registered or certified mail, postage prepaid, return receipt requested, on the date of return receipt was signed; c) if by ordinary mail, four business days after posting; and d) if by tax or e-mail, upon written confirmation of receipt communication by recipient (not machine or server acknowledgments), as follows:

                  If to Purchaser, to
                  Uno Restaurant, Inc.
                  100 Charles Park Road
                  West Roxbury, MA 02132
                  Attn Robert M Brown, Executive Vice President

                           With copies to
                           George W Herz, II
                           Senior Vice President and General Counsel

                           Uno Restaurant Corporation
                           100 Charles Park Road
                           West Roxburv MA 02 13 2

                           and

                           Buchman & O'Brien, LLP
                           5 10 Thornall Street, Suite 200
                           Edison, New Jersey 08837
                           Attn Dennis p O'Keefe, Esq


                  If to Seller, to:

                  Uno Concepts ot~New Jersey, Inc,
                  11661 San Vicente, Suite 404
                  Los Angeles, CA 90019
                  Attn Robert Spivak

                           With a copy to

                           Michael A Grayson, Esq
                           Herzog, Fisher, Grayson & Wolfe
                           9460 Wilchire Boulevard, 5th Floor
                           Beverly Hills, CA 902 12



     17. Termination. This Agreement may, by notice given on or prior to the Closing Date, in the manner hereinabove provided, be terminated and abandoned

     A. By Purchaser if all of the conditions set forth in Clause 10 of this Agreement shall not have been satisfied (or are incapable of being satisfied) in accordance with their terms or on or before the 14th day after which Purchaser is notified that the Beverage Alcohol License transfer is approved, or waived by it on or before such date; or by Seller, if all of the conditions set forth in Clause I I of this Agreement shall not have been satisfied ( or are incapable of being satisfied) in accordance with their terms or on or before the 14th day after which transfer to the Purchaser of the Beverage Alcohol License is approved, or waived by it on or before such date.

     B. By mutual consent of Seller and Purchaser Each party's right of termination hereunder is in addition to and separate from any other rights it may have hereunder or otherwise.

     18. Waivers. Either Seller or Purchaser may, by written notice to the other; (a) extend the time for the performance of any of the obligations or other action of the other: (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the agreement of the other contained in this Agreement; or (d) waive or modify performance of any of the obligations of the other The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     19. Expenses of Sale, Each party to this Agreement shall bear and pay all of its own costs and expenses (including, without limitation, legal and accounting tees and disbursements) relating to this Agreement and the performance of its obligations hereunder.

     20. Entire Agreement and Amendments. This Agreement, including all Exhibits hereto, which are incorporated herein by reference, contains the entire understanding of the parties hereto with respect to the subject matter hereof, and may be modified or amended only by a written instrument executed by each of the parties hereto The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     21. Assignment. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective legal representatives and successors. This Agreement is not assignable by either party without the written consent of the other, except that Purchaser may assign this Agreement to an entity it owns or controls.

     22. Commissions and Finder's Fees. The parties represent that the negotiations they have conducted relative to this Agreement and the transactions contemplated hereby have been carried on by them in such manner as not to give rise to any valid claims against any of the parties hereto for a brokerage commission, finder's fee or other like payment Each party agrees to indemnify and hold the other party harmless against and in respect of any liability or obligation (and all other expenses, including reasonable fees and disbursements of counsel, incurred in connection therewith) arising in connection with any claim made by any person for brokerage or finder's tees, agent's commissions, or any other like payment based on, or arising under, any dealings or understanding between any such third person(s) and the Indemnifying party hereto Such indemnification shall be separate and apart from the indemnification provided for in Clause 14 hereof and shall not be governed thereby.

     In the event that a party to this Agreement discloses the existence of a such brokerage, finder's, agency, first option or other third party obligation ("Third Party"), then prior to the execution of this Agreement, the Indemnified Party shall be provided, by the Indemnifying Party, a writing from Third Party acknowledging the Third Party's awareness of the transaction contemplated by this Agreement and, further, on or prior to Closing, the Indemnifying Party shall provide to the Indemnified Party a written Release duly executed by the Third Party in favor of the Indemnified Party, in a form reasonably acceptable to it and its counsel, which also shall be executed by the Indemnified Party

     23. Survival of Covenants, Representations, Warranties. Agreements and Obligations Stated Herein All the respective covenants, representations, warranties, agreements and obligations stated herein of the Purchaser and Seller respectively, contained in this Agreement shall survive the Closing.

     24. Retention of Certain Business Records. Seller agrees that from the date upon which the Purchaser is notified that the transfer of the Beverage Alcohol License has been approved, until 90 days after the Closing, Purchaser shall be provided access to and photocopies of any and all business records relating to the Assets purchased and sold under this Agreement Thereafter, as to Purchaser, Seller shall have no obligation to retain any such record not being purchased or sold hereunder

     25. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New Jersey The parties hereby consent to the jurisdiction of any State or Federal Court located with the State of New Jersey as the exclusive forum for enforcement or dispute resolution In the event of any dispute or enforcement proceedings, the costs, expenses. legal fees and disbursements of the prevailing party shall be assessed against the non-prevailing party.

     26. Headings. The subject headings of the Articles and paragraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     27. Parties of Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     28.  Non-Assumption  of  Liabilities.  Purchaser  is not assuming any debt,
liability  or  obligation  of  Seller,   whether  known  or  unknown,  fixed  or
contingent, except as specifically provided for in this Agreement

     29. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which, together, shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written

     UNO CONCEPTS OF NEW JERSEY, INC                      UNO RESTAURANT, INC



By:                                                     By:
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Attest:                                                 Attest:
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By:                                                     By:
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